April 5, 2007
Legg Mason Investor Services, LLC
100 Light Street
Baltimore, Maryland 21202
Re:	Distribution Agreement
Ladies and Gentlemen:
       Reference is made to the Distribution
Agreements (each, as amended to date, an "Agreement" and, collectively, the "Agreements"), by and between each investment management company identified as an "Old Fund" on Exhibit A hereto
(each, an "Investment Company" and, collectively, the "Investment Companies"), having registered its shares for each of its series, if any, identified as an "Old Portfolio" on Exhibit A hereto (each, a "Portfolio" and, collectively, the "Portfolios"), and Legg Mason Investor Services, LLC.
       In connection with a restructuring of the complex of which the Investment Companies and Portfolios are a part, as of the close of business on April 13, 2007 or April 27, 2007, as indicated on Exhibit A hereto (each, a "Closing Date"), many of the Investment Companies and Portfolios will be reorganized as set forth on Exhibit A hereto.
Additionally, as indicated on Exhibit A hereto, several the Investment Companies and Portfolios shall cease operations following fund combinations as of the close of business on April 27, 2007 (the
"Termination Date").
       On each applicable Closing Date, (i) each management company identified as a "New Fund" shall become the "Investment Company" party to the applicable Agreement and shall assume all of the rights and obligations under such Agreement of the corresponding Old Fund with respect to each applicable Old Portfolio (or, if such Old Fund has no Old Portfolios, with respect to the Old Fund itself), (ii) each such New Portfolio shall be deemed a "Fund" within the meaning of the applicable Agreement and the shares for such New
Portfolio shall be deemed "Shares" within the meaning of the Agreement, (iii) each Old Fund shall cease to be a party to the applicable Agreement and shall have no rights or obligations thereunder, and
(iv) each corresponding Old Portfolio shall cease be deemed to be a "Fund" under the applicable
Agreement and shares for such Old Portfolio shall cease to be "Shares" within the meaning of the Agreement.
       As of the Termination Date, (i) each Old Fund indicated on Exhibit A hereto as terminating operations, or as having all of its Old Portfolios terminating operations, shall cease to be deemed the "Investment Company" under the applicable
Agreement and shall have no further rights or obligations under the Agreement by virtue of all of its Old Portfolios (or, if such Old Fund has no Old
Portfolios, the Old Fund itself) having ceased operations in connection with a fund combination, and (ii) each Old Portfolio indicated on Exhibit A hereto as terminating operations shall cease to be deemed a "Fund" under the applicable Agreement and shares for such Old Portfolio shall cease to be "Shares" within the meaning of the Agreement by virtue of the Old Portfolio having ceased operations in connection with a fund combination.
       Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of any of the Agreements.
       Please sign below to evidence your consent and agreement to the above.

EACH MANAGEMENT
INVESTMENT COMPANY
IDENTIFIED ON EXHIBIT
A HERETO AS AN "OLD
FUND"
OR A "NEW FUND"

By:

Name:
Title:

Consented and Agreed to:

LEGG MASON INVESTOR SERVICES, LLC


By:
Name:
Title:



Exhibit A

INVESTMENT COMPANIES AND PORTFOLIOS
INVOLVED IN RESTRUCTURINGS
OR FUND COMBINATIONS

Old Fund
Old
Portfolio
Restructu
ring,
Fund
Combinati
on or
Other
Cessation
of
Operation
s
New Fund
New
Portfolio
Closing
Date or
Terminat
ion Date
(as
applicab
le)






Legg
Mason
Partners
Adjustab
le Rate
Income
Fund
(f/k/a
SB
Adjustab
le Rate
Income
Fund)
n/a
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Adjustable
Rate
Income
Fund
4/13/07
Legg
Mason
Partners
Aggressi
ve
Growth
Fund,
Inc.
(f/k/a
Smith
Barney
Aggressi
ve
Growth
Fund
Inc.)
n/a
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Aggressive
Growth
Fund
4/13/07
Legg
Mason
Partners
Lifestyl
e
Series,
Inc.
(f/k/a
Smith
Barney
Allocati
on
Series
Inc.)
Legg Mason
Partners
Lifestyle
Allocation
50% (f/k/a
Balanced
Portfolio)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Lifestyle
Allocation
50%
4/13/07

Legg Mason
Partners
Lifestyle
Allocation
30% (f/k/a
Conservati
ve
Portfolio)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Lifestyle
Allocation
30%
4/13/07

Legg Mason
Partners
Lifestyle
Allocation
70% (f/k/a
Growth
Portfolio)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Lifestyle
Allocation
70%
4/13/07

Legg Mason
Partners
Lifestyle
Allocation
85% (f/k/a
High
Growth
Portfolio)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Lifestyle
Allocation
85%
4/13/07

Legg Mason
Partners
Lifestyle
Allocation
100%
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Lifestyle
Allocation
100%
4/13/07

Legg Mason
Partners
Lifestyle
Income
Fund
(f/k/a
Income
Portfolio)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Lifestyle
Income
Fund
4/13/07

Legg Mason
Partners
Variable
Lifestyle
Allocation
50% (f/k/a
Select
Balanced
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Lifestyle
Allocation
50%
4/27/07

Legg Mason
Partners
Variable
Lifestyle
Allocation
70% (f/k/a
Select
Growth
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Lifestyle
Allocation
70%
4/27/07

Legg Mason
Partners
Variable
Lifestyle
Allocation
85% (f/k/a
Select
High
Growth
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Lifestyle
Allocation
85%
4/27/07
Legg
Mason
Partners
Apprecia
tion
Fund,
Inc.
(f/k/a
Smith
Barney
Apprecia
tion
Fund
Inc.)

n/a
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Appreciati
on Fund
4/13/07
Legg
Mason
Partners
Californ
ia
Municipa
ls Fund,
Inc.
(f/k/a
Smith
Barney
Californ
ia
Municipa
ls Fund
Inc.)
n/a
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
California
Municipals
Fund
4/13/07
Legg
Mason
Partners
Equity
Funds
(f/k/a
Smith
Barney
Equity
Funds)
Legg Mason
Partners
Social
Awareness
Fund
(f/k/a
Smith
Barney
Social
Awareness
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Social
Awareness
Fund
4/13/07
Legg
Mason
Partners
Fundamen
tal
Value
Fund,
Inc.
(f/k/a
Smith
Barney
Fundamen
tal
Value
Fund
Inc.)
n/a
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Fundamenta
l Value
Fund
4/13/07
Legg
Mason
Partners
Funds,
Inc.
(f/k/a
Smith
Barney
Funds,
Inc.)
Legg Mason
Partners
Short-Term
Investment
Grade Bond
Fund
(f/k/a
Smith
Barney
Short-Term
Investment
Grade Bond
Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Short-Term
Investment
Grade Bond
Fund
4/13/07
Legg
Mason
Partners
Income
Funds
(f/k/a
Smith
Barney
Income
Funds)
Legg Mason
Partners
Convertibl
e Fund
(f/k/a SB
Convertibl
e Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Convertibl
e Fund
4/13/07

Legg Mason
Partners
Diversifie
d
Strategic
Income
Fund
(f/k/a
Smith
Barney
Diversifie
d
Strategic
Income
Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Diversifie
d
Strategic
Income
Fund
4/13/07

Legg Mason
Partners
High
Income
Fund
(f/k/a
Smith
Barney
High
Income
Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
High
Income
Fund
4/13/07

Legg Mason
Partners
Municipal
High
Income
Fund
(f/k/a
Smith
Barney
Municipal
High
Income
Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Municipal
High
Income
Fund
4/13/07

Legg Mason
Partners
Capital
and Income
Fund
(f/k/a SB
Capital
and Income
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Capital
and Income
Fund
4/13/07

Legg Mason
Partners
Core Bond
Fund
(f/k/a
Smith
Barney
Total
Return
Bond Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Core Bond
Fund
4/13/07
Smith
Barney
Institut
ional
Cash
Manageme
nt Fund
Inc.
Cash
Portfolio
Restructu
ring
Legg Mason
Partners
Institution
al Trust
Western
Asset
Institutio
nal Money
Market
Fund
4/13/07

Government
Portfolio
Restructu
ring
Legg Mason
Partners
Institution
al Trust
Western
Asset
Institutio
nal
Government
Money
Market
Fund
4/13/07

Municipal
Portfolio
Restructu
ring
Legg Mason
Partners
Institution
al Trust
Western
Asset
Institutio
nal
Municipal
Money
Market
Fund
4/13/07
Legg
Mason
Partners
Investme
nt
Funds,
Inc.
(f/k/a
Smith
Barney
Investme
nt Funds
Inc.)
Legg Mason
Partners
Investment
Grade Bond
Fund
(f/k/a
Smith
Barney
Investment
Grade Bond
Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Investment
Grade Bond
Fund
4/13/07

Legg Mason
Partners
Multiple
Discipline
Funds All
Cap Growth
and Value
(f/k/a
Smith
Barney
Multiple
Discipline
Funds-All
Cap Growth
and Value
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
All Cap
Fund

4/13/07

Legg Mason
Partners
Government
Securities
Fund
(f/k/a
Smith
Barney
Government
Securities
Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Government
Securities
Fund
4/13/07

Legg Mason
Partners
Small Cap
Value Fund
(f/k/a
Smith
Barney
Small Cap
Value
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Small Cap
Value Fund

4/13/07
Legg
Mason
Partners
Investme
nt
Series
(f/k/a
Smith
Barney
Investme
nt
Series)
Legg Mason
Partners
Dividend
Strategy
Fund
(f/k/a
Smith
Barney
Dividend
Strategy
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Dividend
Strategy
Fund
4/13/07

Legg Mason
Partners
Variable
Premier
Selections
All Cap
Growth
Portfolio
(f/k/a
Smith
Barney
Premier
Selections
All Cap
Growth
Portfolio)
Combinati
on

(acquired
by Legg
Mason
Partners
Variable
Aggressiv
e Growth
Portfolio
)
n/a
n/a
4/27/07

Legg Mason
Investment
Series-
Legg Mason
Partners
Variable
Growth and
Income
Portfolio
(f/k/a
Smith
Barney
Growth and
Income
Portfolio)
Combinati
on

(acquired
by Legg
Mason
Partners
Variable
Appreciat
ion
Portfolio
)
n/a
n/a
4/27/07

Legg Mason
Partners
Variable
Government
Portfolio
(f/k/a SB
Government
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Income
Trust
Legg Mason
Partners
Variable
Government
Portfolio
4/27/07

Legg Mason
Partners
Variable
Dividend
Strategy
Portfolio
(f/k/a
Smith
Barney
Dividend
Strategy
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Dividend
Strategy
Portfolio
4/27/07
Legg
Mason
Partners
Investme
nt Trust
(f/k/a
Smith
Barney
Investme
nt
Trust)
Legg Mason
Partners
Intermedia
te
Maturity
California
Municipals
Fund
(f/k/a
Smith
Barney
Intermedia
te
Maturity
California
Municipals
Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Intermedia
te
Maturity
California
Municipals
Fund
4/13/07

Legg Mason
Partners
Intermedia
te
Maturity
New York
Municipals
Fund
(f/k/a
Smith
Barney
Intermedia
te
Maturity
New York
Municipals
Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Intermedia
te
Maturity
New York
Municipals
Fund
4/13/07

Legg Mason
Partners
Large Cap
Growth
Fund
(f/k/a
Smith
Barney
Large
Capitaliza
tion
Growth
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Large Cap
Growth
Fund
4/13/07

Legg Mason
Partners
S&P 500
Index Fund
(f/k/a
Smith
Barney S&P
500 Index
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
S&P 500
Index Fund
4/13/07

Legg Mason
Partners
Mid Cap
Core Fund
(f/k/a
Smith
Barney Mid
Cap Core
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Mid Cap
Core Fund
4/13/07

Legg Mason
Partners
Classic
Values
Fund
(f/k/a
Smith
Barney
Classic
Values
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Classic
Values
Fund
4/13/07
Legg
Mason
Partners
Core
Plus
Bond
Fund,
Inc.
(f/k/a
Smith
Barney
Core
Plus
Bond
Fund
Inc.)
n/a
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Core Plus
Bond Fund
4/13/07
Legg
Mason
Partners
Managed
Municipa
ls Fund,
Inc.
(f/k/a
Smith
Barney
Managed
Municipa
ls Fund
Inc.)
n/a
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Managed
Municipals
Fund
4/13/07
Legg
Mason
Partners
Massachu
setts
Municipa
ls Fund
(f/k/a
Smith
Barney
Massachu
setts
Municipa
ls Fund)
n/a
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Massachuse
tts
Municipals
Fund
4/13/07
Smith
Barney
Money
Funds,
Inc.
Cash
Portfolio
Restructu
ring
Legg Mason
Partners
Money
Market
Trust
Western
Asset
Money
Market
Fund
4/13/07

Government
Portfolio
Restructu
ring
Legg Mason
Partners
Money
Market
Trust
Western
Asset
Government
Money
Market
Fund
4/13/07
Legg
Mason
Partners
Variable
Portfoli
os IV
(f/k/a
Smith
Barney
Multiple
Discipli
ne
Trust)
Legg Mason
Partners
Variable
Multiple
Discipline
Portfolio-
All Cap
Growth and
Value
(f/k/a
Multiple
Discipline
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Multiple
Discipline
Portfolio-
All Cap
Growth and
Value
4/27/07

Legg Mason
Partners
Variable
Multiple
Discipline
Portfolio-
Large Cap
Growth and
Value
(f/k/a
Multiple
Discipline
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Multiple
Discipline
Portfolio-
Large Cap
Growth and
Value
4/27/07

Legg Mason
Partners
Variable
Multiple
Discipline
Portfolio-
Global All
Cap Growth
and Value
(f/k/a
Multiple
Discipline
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Multiple
Discipline
Portfolio-
Global All
Cap Growth
and Value
4/27/07

Legg Mason
Partners
Variable
Multiple
Discipline
Portfolio-
Balanced
All Cap
Growth and
Value
(f/k/a
Multiple
Discipline
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Capital
and Income
Portfolio
4/27/07
Smith
Barney
Municipa
l Money
Market
Fund,
Inc.
n/a
Restructu
ring
Legg Mason
Partners
Money
Market
Trust
Western
Asset
Municipal
Money
Market
Fund
4/13/07
Legg
Mason
Partners
Municipa
l Funds
(f/k/a
Smith
Barney
Muni
Funds)
California
Money
Market
Portfolio
Restructu
ring
Legg Mason
Partners
Money
Market
Trust
Western
Asset
California
Municipal
Money
Market
Fund
4/13/07

Legg Mason
Partners
Intermedia
te-Term
Municipals
Fund (f/k/
a Limited
Term
Portfolio)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Intermedia
te-Term
Municipals
Fund
4/13/07

Massachuse
tts Money
Market
Portfolio
Restructu
ring
Legg Mason
Partners
Money
Market
Trust
Western
Asset
Massachuse
tts
Municipal
Money
Market
Fund
4/13/07

New York
Money
Market
Portfolio
Restructu
ring
Legg Mason
Partners
Money
Market
Trust
Western
Asset New
York
Municipal
Money
Market
Fund
4/13/07

Legg Mason
Partners
New York
Municipals
Fund
(f/k/a New
York
Portfolio)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
New York
Municipals
Fund
4/13/07

Legg Mason
Partners
Pennsylvan
ia
Municipals
Fund
(f/k/a
Pennsylvan
ia
Portfolio)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Pennsylvan
ia
Municipals
Fund
4/13/07
Legg
Mason
Partners
New
Jersey
Municipa
ls Fund,
Inc. (f/
k/a
Smith
Barney
New
Jersey
Municipa
ls Fund
Inc.)
n/a
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
New Jersey
Municipals
Fund
4/13/07
Legg
Mason
Partners
Oregon
Municipa
ls Fund
(f/k/a
Smith
Barney
Oregon
Municipa
ls Fund)
n/a
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Oregon
Municipals
Fund
4/13/07
Legg
Mason
Partners
Sector
Series,
Inc.
(f/k/a
Smith
Barney
Sector
Series
Inc.)
Legg Mason
Partners
Financial
Services
Fund
(f/k/a
Smith
Barney
Financial
Services
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Financial
Services
Fund
4/13/07
Legg
Mason
Partners
Small
Cap Core
Fund,
Inc. (f/
k/a
Smith
Barney
Small
Cap Core
Fund,
Inc.)
n/a
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Small Cap
Core Fund
4/13/07
Legg
Mason
Partners
World
Funds,
Inc.
(f/k/a
Smith
Barney
World
Funds)
Legg Mason
Partners
Inflation
Management
Fund
(f/k/a
Smith
Barney
Inflation
Management
Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Inflation
Management
Fund
4/13/07

Legg Mason
Partners
Internatio
nal All
Cap
Opportunit
y Fund
(f/k/a
Internatio
nal All
Cap Growth
Portfolio)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Internatio
nal All
Cap
Opportunit
y Fund
4/13/07
Legg
Mason
Partners
Variable
Portfoli
os II
(f/k/a
Greenwic
h Street
Series
Fund)
Legg Mason
Partners
Variable
Appreciati
on
Portfolio
(f/k/a
Appreciati
on
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Appreciati
on
Portfolio
4/27/07

Legg Mason
Partners
Variable
Capital
and Income
Portfolio
(f/k/a
Capital
and Income
Portfolio)
Combinati
on

(acquired
by Legg
Mason
Partners
Variable
Multiple
Disciplin
e
Portfolio
-Balanced
All Cap
Growth
and
Value)
n/a
n/a
4/27/07

Legg Mason
Partners
Variable
Diversifie
d
Strategic
Income
Portfolio
(f/k/a
Diversifie
d
Strategic
Income
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Income
Trust
Legg Mason
Partners
Variable
Diversifie
d
Strategic
Income
Portfolio
4/27/07

Legg Mason
Partners
Variable
Aggressive
Growth
Portfolio
(f/k/a
Salomon
Brothers
Variable
Aggressive
Growth
Fund)
Combinati
on

(acquired
by Legg
Mason
Partners
Variable
Aggressiv
e Growth
Portfolio
)
n/a
n/a
4/27/07

Legg Mason
Partners
Variable
Equity
Index
Portfolio
(f/k/a
Equity
Index
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Equity
Index
Portfolio
4/27/07

Legg Mason
Partners
Variable
Growth and
Income
Portfolio
(f/k/a
Salomon
Brothers
Variable
Growth &
Income
Fund)
Combinati
on

(acquired
by Legg
Mason
Partners
Variable
Appreciat
ion
Portfolio
)
n/a
n/a
4/27/07

Legg Mason
Partners
Variable
Fundamenta
l Value
Portfolio
(f/k/a
Fundamenta
l Value
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Fundamenta
l Value
Portfolio
4/27/07
Legg
Mason
Partners
Variable
Portfoli
os III,
Inc.
(f/k/a
Traveler
s Series
Fund
Inc. )

Legg Mason
Partners
Variable
Aggressive
Growth
Portfolio
(f/k/a
Smith
Barney
Aggressive
Growth
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Aggressive
Growth
Portfolio
4/27/07

Legg Mason
Partners
Variable
High
Income
Portfolio
(f/k/a
Smith
Barney
High
Income
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Income
Trust
Legg Mason
Partners
Variable
High
Income
Portfolio
4/27/07

Legg Mason
Partners
Variable
Internatio
nal All
Cap Growth
Portfolio
(f/k/a
Smith
Barney
Internatio
nal All
Cap Growth
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Internatio
nal All
Cap
Opportunit
y
Portfolio
4/27/07

Legg Mason
Partners
Variable
Large Cap
Growth
Portfolio
(f/k/a
Smith
Barney
Large
Capitaliza
tion
Growth
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Large Cap
Growth
Portfolio
4/27/07

Legg Mason
Partners
Variable
Large Cap
Value
Portfolio
(f/k/a
Smith
Barney
Large Cap
Value
Portfolio)
Combinati
on

(acquired
by Legg
Mason
Partners
Variable
Investors
Portfolio
)
n/a
n/a
4/27/07

Legg Mason
Partners
Variable
Mid Cap
Core
Portfolio
(f/k/a
Smith
Barney Mid
Cap Core
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Mid Cap
Core
Portfolio
4/27/07

Legg Mason
Partners
Variable
Money
Market
Portfolio
(f/k/a
Smith
Barney
Money
Market
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Income
Trust
Legg Mason
Partners
Variable
Money
Market
Portfolio
4/27/07

Legg Mason
Partners
Variable
Social
Awareness
Stock
Portfolio
(f/k/a
Social
Awareness
Stock
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Social
Awareness
Portfolio
4/27/07

Legg Mason
Partners
Variable
Adjustable
Rate
Income
Portfolio
(f/k/a SB
Adjustable
Rate
Income
Portfolio)
Restructu
ring
Legg Mason
Partners
Variable
Income
Trust
Legg Mason
Partners
Variable
Adjustable
Rate
Income
Portfolio
4/27/07
Legg
Mason
Partners
Equity
Fund,
Inc.
(f/k/a
The
Salomon
Brothers
Fund
Inc)
n/a
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Equity
Fund
4/13/07
Legg
Mason
Partners
Investor
s Value
Fund,
Inc.
(f/k/a
Salomon
Brothers
Investor
s Value
Fund
Inc)
n/a
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Investors
Value Fund
4/13/07
Legg
Mason
Partners
Capital
Fund,
Inc.
(f/k/a
Salomon
Brothers
Capital
Fund
Inc)
n/a
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Capital
Fund
4/13/07
Legg
Mason
Partners
Series
Funds,
Inc.
(f/k/a
Salomon
Brothers
Series
Funds
Inc.)
Legg Mason
Partners
Small Cap
Growth
Fund I
(f/k/a
Salomon
Brothers
Small Cap
Growth
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Small Cap
Growth
Fund
4/13/07

Legg Mason
Partners
Global
High Yield
Bond Fund
(f/k/a
Salomon
Brothers
High Yield
Bond Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Global
High Yield
Bond Fund
4/13/07

Legg Mason
Partners
Short/Inte
rmediate
U.S.
Government
Fund
(f/k/a
Salomon
Brothers
Short/Inte
rmediate
US
Government
Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Short/Inte
rmediate
U.S.
Government
Fund
4/13/07
Western
Asset
Funds
II, Inc.
(f/k/a
Salomon
Brothers
Institut
ional
Series
Funds
Inc.)

Western
Asset
Global
High Yield
Bond
Portfolio
(f/k/a
Salomon
Brothers
Institutio
nal High
Yield Bond
Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Western
Asset
Global
High Yield
Bond
Portfolio
4/13/07

Western
Asset
Emerging
Market
Debt
Portfolio
(f/k/a
Salomon
Brothers
Institutio
nal
Emerging
Markets
Debt Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Western
Asset
Emerging
Markets
Debt
Portfolio
4/13/07
Legg
Mason
Partners
Variable
Portfoli
os I,
Inc.
(f/k/a
Salomon
Brothers
Variable
Series
Funds
Inc.)

Legg Mason
Partners
Variable
All Cap
Portfolio
(f/k/a
Salomon
Brothers
Variable
All Cap
Fund)
Combinati
on

(acquired
by Legg
Mason
Partners
Variable
Fundament
al Value
Portfolio
)
n/a
n/a
4/27/07

Legg Mason
Partners
Variable
Global
High Yield
Bond
Portfolio
(f/k/a
Salomon
Brothers
Variable
High Yield
Bond Fund)
Restructu
ring
Legg Mason
Partners
Variable
Income
Trust
Legg Mason
Partners
Variable
Global
High Yield
Bond
Portfolio
4/27/07

Legg Mason
Partners
Variable
Investors
Portfolio
(f/k/a
Salomon
Brothers
Variable
Investors
Fund)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Investors
Portfolio
4/27/07

Legg Mason
Partners
Variable
Large Cap
Growth
Portfolio
(f/k/a
Salomon
Brothers
Variable
Large Cap
Growth
Fund)
Combinati
on

(acquired
by Legg
Mason
Partners
Variable
Large Cap
Growth
Portfolio
)
n/a
n/a
4/27/07

Legg Mason
Partners
Variable
Small Cap
Growth
Portfolio
(f/k/a
Salomon
Brothers
Variable
Small Cap
Growth
Fund)
Restructu
ring
Legg Mason
Partners
Variable
Equity
Trust
Legg Mason
Partners
Variable
Small Cap
Growth
Portfolio
4/27/07

Legg Mason
Partners
Variable
Strategic
Bond
Portfolio
(f/k/a
Salomon
Brothers
Variable
Strategic
Bond Fund)
Restructu
ring
Legg Mason
Partners
Variable
Income
Trust
Legg Mason
Partners
Variable
Strategic
Bond
Portfolio
4/27/07

Legg Mason
Partners
Variable
Total
Return
Portfolio
(f/k/a
Salomon
Brothers
Variable
Total
Return
Fund)
Combinati
on

(acquired
by Legg
Mason
Partners
Variable
Multiple
Disciplin
e
Portfolio
-Balanced
All Cap
Growth
and
Value)
n/a
n/a
4/27/07
CitiFund
s Trust
I
Legg Mason
Partners
Emerging
Markets
Equity
Fund
(f/k/a
Smith
Barney
Emerging
Markets
Equity
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Emerging
Markets
Equity
Fund
4/13/07
Legg
Mason
Partners
Trust II
(f/k/a
Smith
Barney
Trust
II)

Legg Mason
Partners
Capital
Preservati
on Fund
(f/k/a
Smith
Barney
Capital
Preservati
on Fund)
Not
Restructu
ring
n/a
n/a
n/a

Legg Mason
Partners
Capital
Preservati
on Fund II
(f/k/a
Smith
Barney
Capital
Preservati
on Fund
II)
Not
Restructu
ring
n/a
n/a
n/a

Legg Mason
Partners
Diversifie
d Large
Cap Growth
Fund
(f/k/a
Smith
Barney
Diversifie
d Large
Cap Growth
Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Diversifie
d Large
Cap Growth
Fund
4/13/07

Legg Mason
Partners
Global
Equity
Fund
(f/k/a
Smith
Barney
Internatio
nal Large
Cap Fund)
Restructu
ring
Legg Mason
Partners
Equity
Trust
Legg Mason
Partners
Global
Equity
Fund
4/13/07

Legg Mason
Partners
Short
Duration
Municipal
Income
Fund
(f/k/a
Smith
Barney
Short
Duration
Municipal
Income
Fund)
Restructu
ring
Legg Mason
Partners
Income
Trust
Legg Mason
Partners
Short
Duration
Municipal
Income
Fund
4/13/07
CitiFund
s Trust
III
Citi Cash
Reserves
Restructu
ring
Legg Mason
Partners
Money
Market
Trust
Citi Cash
Reserves
4/13/07

Citi U.S.
Treasury
Reserves
Restructu
ring
Legg Mason
Partners
Money
Market
Trust
Citi U.S.
Treasury
Reserves
4/13/07

Citi
California
Tax Free
Reserves
Restructu
ring
Legg Mason
Partners
Money
Market
Trust
Citi
California
Tax Free
Reserves
4/13/07

Citi
Connecticu
t Tax Free
Reserves
Restructu
ring
Legg Mason
Partners
Money
Market
Trust
Citi
Connecticu
t Tax Free
Reserves
4/13/07

Citi New
York Tax
Free
Reserves
Restructu
ring
Legg Mason
Partners
Money
Market
Trust
Citi New
York Tax
Free
Reserves
4/13/07

Citi Tax
Free
Reserves
Restructu
ring
Legg Mason
Partners
Money
Market
Trust
Citi Tax
Free
Reserves
4/13/07
CitiFund
s
Institut
ional
Trust

Citi
Institutio
nal Liquid
Reserves
Restructu
ring
Legg Mason
Partners
Institution
al Trust
Citi
Institutio
nal Liquid
Reserves
4/13/07

Citi
Institutio
nal Cash
Reserves
Restructu
ring
Legg Mason
Partners
Institution
al Trust
Citi
Institutio
nal Cash
Reserves
4/13/07

Citi
Institutio
nal U.S.
Treasury
Reserves
Restructu
ring
Legg Mason
Partners
Institution
al Trust
Citi
Institutio
nal U.S.
Treasury
Reserves
4/13/07

Citi
Institutio
nal Tax
Free
Reserves
Restructu
ring
Legg Mason
Partners
Institution
al Trust
Citi
Institutio
nal Tax
Free
Reserves
4/13/07

Citi
Institutio
nal
Enhanced
Income
Fund
Restructu
ring
Legg Mason
Partners
Institution
al Trust
Citi
Institutio
nal
Enhanced
Income
Fund
4/13/07

SMASh
Series M
Fund
Restructu
ring
Legg Mason
Partners
Institution
al Trust
SMASh
Series M
Fund
4/13/07

SMASh
Series C
Fund
Restructu
ring
Legg Mason
Partners
Institution
al Trust
SMASh
Series C
Fund
4/13/07

SMASh
Series EC
Fund
Restructu
ring
Legg Mason
Partners
Institution
al Trust
SMASh
Series EC
Fund
4/13/07

SMASh
Series MEC
Fund
Restructu
ring
Legg Mason
Partners
Institution
al Trust
SMASh
Series MEC
Fund
4/13/07
CitiFund
s
Premium
Trust

Citi
Premium
Liquid
Reserves
Restructu
ring
Legg Mason
Partners
Premium
Money
Market
Trust
Citi
Premium
Liquid
Reserves
4/13/07

Citi
Premium
U.S.
Treasury
Reserves
Restructu
ring
Legg Mason
Partners
Premium
Money
Market
Trust
Citi
Premium
U.S.
Treasury
Reserves
4/13/07
Legg
Mason
Partners
Variable
Portfoli
os V
(f/k/a
Variable
Annuity
Portfoli
os)

Legg Mason
Partners
Variable
Small Cap
Growth
Opportunit
ies
Portfolio
(f/k/a
Smith
Barney
Small Cap
Growth
Opportunit
ies
Portfolio)
Combinati
on

(acquired
by Legg
Mason
Partners
Variable
Small Cap
Growth
Portfolio
)
n/a
n/a
4/27/07

-50-

DCiManage/9331966.2

DCiManage/9331966.2